SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - January 6, 2005

Pope Resources, A Delaware Limited Partnership
(Exact name of registrant as specified in charter)

Delaware	91-1313292
(State or other jurisdiction ofincorporation or organization)	(I.R.S. Employer Identification No.)

19245 Tenth Avenue NE, Poulsbo, Washington	98370
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code - (360) 697-6626

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.    RESULTS OF OPERATION AND FINANCIAL CONDITION

On January 6, 2005 the registrant provided the attached presentation to certain parties interested in Pope Resources units. A copy of that presentation is attached hereto as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Presentation dated January 6, 2005

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP
Date: January 6, 2005	By:__/s/ Thomas M. Ringo______________________ Thomas M. Ringo Vice President and Chief Financial Officer, Pope Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner